Exhibit 99.1

Exhibit 99.1

Investor Meetings

March 2015

Forward-Looking Statements

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those implied or expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) after the date of this presentation whether as a result of new information or future events or otherwise, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

Investor Meetings – March 2015

SXC and SXCP

Investor Meetings – March 2015

WHO WE ARE

Investor Meetings – March 2015

Role of SXC and SXCP

SXCP General Partner & 56% LP owner with 100% of IDRs

Capitalized to finance and develop growth projects

Allocate capital to shareholders via dividends and share repurchase

Long-term, fee-based, take-or-pay contracts that generate stable cash flow with minimal commodity risk

Significant growth opportunities via acquisition of new raw materials handling/processing businesses

Access to debt and equity markets

Investor Meetings – March 2015

Business Verticals

Raw materials processing and handling company with growth opportunities in cokemaking, coal logistics & other industrial verticals

Current Business

Future Platforms

Cokemaking

Coal Logistics

Industrial Materials

6.3M tons total global capacity;

4.2M tons in U.S.

Fee-based, take-or-pay contracts with key commodity and operating pass-through provisions

Technology meets or exceeds environmental standards

Strategically located coal handling terminals with access to rail, barge and truck

Fee per ton handled, limited commodity risk

Long-term customer relationships

Actively pursuing MLP-qualifying industrial materials processing and handling assets

Investor Meetings – March 2015

Our Operations

Operations located to serve our customers’ most strategic assets

Lake Terminal (Coal Logistics)

Indiana Harbor

Coke Plant Characteristics

Advantaged inbound and outbound logistics

Support strategic U.S. blast furnaces serving high value-add end markets

KRT – 3 Terminals (Coal Logistics)

Granite City

Vitoria, Brazil

Middletown

Jewell Coke

Coal Mining*

Haverhill 1

Haverhill 2

114M tons of reserves

Odisha, India

SXCP

SXC

* Segment classified as discontinued operations in Q3 2014

Investor Meetings – March 2015

Strategic Customer Blast Furnace Assets

SXCP

Our cokemaking assets supply coke to our customers' strategic blast furnaces

Customer	Asset Supported	Primary Product Line	Comment
AK Steel	 *Middletown*	*Auto*	• One of the most productive BF in the country
	 *Ashland*	*Auto*	• $19 million BF reline in 2014; now operating at full capacity
ArcelorMittal	 *Indiana Harbor*	*Auto*	• Largest BF in western hemisphere • $90 million reline in 2014 to enable operations through 2026
	 *Cleveland*	*Auto*	• $64 million BF reline in 2013 to increase capacity by ~10%
USS	 *Granite City*	*Construction*	• Installing new casters to increase range of products

Investor Meetings – March 2015

Source: Company websites, news publications

7

Cokemaking Business Model

SXCP

Secure, long-term take-or-pay contracts generate stable cash flow with limited commodity risk

SunCoke Contract Attributes

Fixed Fee	✓
Take-or-Pay	✓
Termination Provisions	✓/✗ (1)
Contract Duration	15-20 years
Avg. Remaining Contract Life	9 years
Pass-through provisions:	
Cost of Coal	✓
Coal Blending & Transport	✓
Operating & Maintenance Costs	✓
Taxes (ex. Income Taxes)	✓
Government Regulation	✓

Significantly minimizes commodity risk

(1) AK Steel contract at Haverhill 2 has termination right only with permanent closure of blast furnace steelmaking at their Ashland, KY facility and no replacement production elsewhere. AK must also provide 2-year notice and pay significant fee if termination right exercised prior to 2018.

Investor Meetings – March 2015

8

Coal Logistics

Coal Logistics complements our cokemaking business and broadens exposure to industrial customers

Platform for Growth

Strategically located assets with access to barge, rail and truck

Experienced management team capable of driving growth

Broadening customer base diversifies credit and market risk

Investor Meetings – March 2015

Key Investment Considerations

Stable, Long-Term Cash Flow

Long-term, fee-based, take-or-pay contracts at strategic customer assets

Strong Balance Sheet

Essentially no net debt at SXC and conservative 3.1x leverage at SXCP

Potential Growth Opportunities

Pursuing raw materials processing and handling M&A and greenfield projects

Visible Dropdown Structure

Executing transition to pure-play GP

Effective Capital Allocation

SXC returned nearly $110M to shareholders via dividends and share repurchase over last 12 months

Investor Meetings – March 2015

GROWTH STRATEGY

Investor Meetings – March 2015

Transformational Strategy

Fuel our steel customers with coke and power

Capitalize on strengths in raw materials processing and handling

Replicate business model

Leading raw materials processing and handling company

Investor Meetings – March 2015

Broadening our Growth Universe

SunCoke has broadened its scope of verticals for M&A

SunCoke’s Growth Thesis

M&A Guardrails

There are a significant number of assets that can benefit from the MLP structure

SunCoke can be an advantaged acquirer and operator of these assets, generating signifcant value via GP/LP cash flow

Strategic Fit

Financial Fit

Actionable

Leverage manufacturing/logistics core competencies

Provide platform for additional organic and inorganic growth

Stable cash flow with limited commodity risk

Qualifying income generating

Near term actionable targets

Ability to compete financially for assets

Investor Meetings – March 2015

New Platforms for Growth

Pursuing M&A across a range of material handling verticals in addition to greenfield projects

Examples of New Verticals

Activated Carbon

Carbon Black

Industrial Clays

Limestone

Salt

Calcined Coke

Wood Pellets

Soda Ash/Bicarb

Continued pursuit of coal handling/logistics bolt-on acquisitions

Continued development of steel-facing greenfield projects (Coke and DRI)

Investor Meetings – March 2015

Value of Growth to SXC

Greenfield growth combined with M&A, utilizing both SXC's and SXCP's balance sheets, has potential to create significant value

	Growth Opportunity	GP/LP Cash Flow[1,2]
Greenfield Steel-Facing	• $400M to $500M investment at ~6x EBITDA for low double-digit return • Drop down to SXCP; recouping full investment plus return during construction • Receive on-going GP/IDR/LP cash flow without capital employed	LP: **$2M - $4M/yr** GP/IDR: **$6M - $14M/yr** *for each $400M-$500M greenfield project*
M&A at SXCP	• SXCP acquires businesses to achieve $0.01-$0.03 per LP unit accretion for each $100M of transaction value • SXC receives on-going GP/IDR/LP cash flow without capital employed	LP: **$1M - $3M/yr** GP/IDR: **$2M - $6M/yr** *for illustrative $400M aggregate acquisition value*

→ **Significant Value to SXC**

(1) Greenfield GP/LP cash flow based on dropdown value equal to facility construction cost plus return to SXC for construction period and 50/50 debt-public equity financing at SXCP. Cash flow vary based on unit price / interest rate assumptions and distributable cash flow and distributions per LP unit of SXCP prior to dropdown.
(2) SXCP M&A GP/LP cash flow based on $0.02 per LP unit accretion for transaction financed 50/50 debt-public equity at SXCP. GP/IDR cash flow vary based on unit price assumptions and distributable cash flow and distributions per LP unit of SXCP prior to acquisition.

Investor Meetings – March 2015 15

GUIDANCE AND DISTRIBUTION OUTLOOK

Investor Meetings – March 2015

Consolidated Guidance Summary

Metric

2014 Actual

2015 Guidance

Adjusted EBITDA(1) Continuing Operations Consolidated Attributable to SXC

$237.8 million $210.7 million $150.0 million

$225 – $245 million $190 – $210 million $115 – $130 million

Capital Expenditures Domestic Coke Production Dom. Coke Adj. EBITDA / ton Operating Cash Flow Cash Taxes(2)

~$125 million

~4.2 million tons

$59 / ton $112.3 million

$7.0 million

~$90 million

~4.3 million tons

$55—$60 / ton $125—$145 million

$10—$15 million

(1) Please see appendix for a definition and reconciliation of 2014 and 2015E Adjusted EBITDA. (2) Included in Operating Cash Flow.

Investor Meetings – March 2015

GP/LP Distribution Growth to SXC

Expect significant amount of GP/LP distributions over the next 3 years

($ in millions)

Without dropdowns, expect to receive over $170M in GP/LP distributions during the next 3 years

$350M to $400M upfront after-tax proceeds

No Dropdowns

High-end of distribution range reflects ability to tighten coverage

$80M - $90M

$80M - $90M

$47M

$57M - $62M

$12 - $14

$68 - $76

$52 - $55

$44

No Dropdowns

High-end of distribution range reflects ability to tighten coverage

With Dropdowns

Expect after-tax dropdown proceeds of $350M - $400M on

~$100M Adj. EBITDA

– Will balance cash and unit consideration to optimize tax and strategic flexibility

2015E—2017E per year

2014A

Assumes no further drops or growth projects

LP Distributions

GP / IDRs

w/ Dropdowns

2017E

Investor Meetings – March 2015

Dropdown Strategy

Executing against strategy to drop down all domestic cokemaking assets to SXCP through 2016

Completed two dropdowns since expiration of tax sharing agreement in January 2014

Initiated quarterly dividend per share equivalent to 33% GP/LP cash flow

Expect to execute at least one additional dropdown in 2015

– Bias towards moving faster

– Anticipate remaining SXC senior notes will be extinguished with next dropdown

– Expect to resize and structure GP friendly revolver at SXC

Considerable flexibility to support reinvestment and return cash to shareholders

Investor Meetings – March 2015

SXC Capital Allocation

SXC’s top quartile cash yield demonstrates commitment to returning capital to shareholders

Total Cash Return Yield

15.0%

10.0%

5.0%

0.0%

12.1%

SXC

4.6%

2.6%

15.0%

10.0%

5.0%

0.0%

12.1%

4.6%

2.6%

S&P 500 (Average)

Russell 2000 (Average)

Note:

Cash return yield defined as sum of dividend yield (annualized LTM) and repurchase yield (LTM)

SXC’s dividend yield is annualized dividend yield calculated as of 02/01/2015 and repurchase yield is LTM repurchase yield calculated as of 02/01/2015

S&P 500 & Russell 2000 dividend yield is mean of annualized dividend yield of the components of each of the index calculated as of 02/01/2015

S&P 500 & Russell 2000 repurchase yield is average of LTM repurchase yield of the components of each of the index calculated as of 02/01/2015

Investor Meetings – March 2015

SXCP Distribution Growth

Investors have benefitted from top quartile[(1)] distribution growth; Q4 '15E distribution represents 42% increase over MQD[(2)]



SXCP Distribution Growth
($/unit)
+42%
+14%
$0.4125 MQD(2)
$0.3071
$0.4225
$0.4325
$0.4750
$0.5000
$0.5150
$0.5275
$0.5408
$0.5854
7th consecutive quarterly increase
May '13
Aug '13
Nov '13
Feb '14
May '14
Aug '14
Nov '14
Feb '15
Q4 '15E(3)

(1) Distribution growth calculation methodology is as follows:
- Total 3-year CAGR is 19.6%, placing SXCP 14th out of more than 130 companies in MLP universe
- If company has not been public long enough to calculate 3 year CAGR, longest available full year period used to calculate "lifetime" CAGR
- If company did not have full 4 quarters of distributions, declared distributions for that year period annualized
- Initial distribution removed (where applicable) if stub period skewed CAGR calculation (e.g., SXCP's 1st distr. was pro-rata amount of MQD)

(2) MQD – Minimum quarterly distribution.

(3) Based on 2015 guidance of 2% distribution growth per quarter

Investor Meetings – March 2015
21

Shareholder Value Creation

Shareholder value creation via organic and inorganic growth projects, backed by disciplined capital management

Pursue organic growth projects in steel value-chain

Acquire industrial-facing processing and handling assets

Organic Projects

Inorganic Platforms

Capital Optimization

Optimize capital structure and allocation

Investor Meetings – March 2015

APPENDIX

Investor Meetings – March 2015

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for impairments, costs related to exiting our Coal business, sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to our equity method investment. Prior to the expiration of our nonconventional fuel tax credits in 2013, EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the SXC’s net assets and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP, does not represent and should not be considered a substitute for net income as determined in accordance with GAAP. Calculations of Adjusted EBITDA may not be comparable to those reported by other companies.

EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.

Adjusted EBITDA attributable to SXC/SXCP equals consolidated Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.

Adjusted EBITDA from Continuing Operations equals consolidated Adjusted EBITDA less Adjusted EBITDA from Discontinued Operations less Legacy Costs.

Adjusted EBITDA from Discontinued Operations equals Coal business Adjusted EBITDA excluding Corporate cost allocation attributable to Coal, costs related to exiting our Coal business and certain retained Coal-related costs reclassified as Legacy Costs.

Legacy Costs equals royalty revenues, Coal pension/OPEB, Coal workers’ compensation, black lung, prep. plant and certain other Coal-related costs that we expect to retain after sale of the Coal business.

Investor Meetings – March 2015

Definitions

Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP financial statements, such as industry analysts, investors, lenders and rating agencies use to assess:

SXCP’s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of SXCP’s assets to generate sufficient cash flow to make distributions to SXCP’s unitholders;

SXCP’s ability to incur and service debt and fund capital expenditures; and

the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flow from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used.

Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee.

Investor Meetings – March 2015

SXC GUIDANCE AND RECONCILIATIONS

Investor Meetings – March 2015

2015E Guidance Reconciliation

2015E 2015E

($ in millions)

Low High

Net Income $21 $38 Subtract: Net Loss from Discontinued Operations (16) (13) Net Income from Continuing Operations $37 $51 Depreciation, depletion and amortization 89 89 Interest expense, net 68 66 Income tax expense 12 20 Legacy expense 15 15

(1)

Adjustment to unconsolidated affiliate earnings 4 4 Adjusted EBITDA from Continuing Operations $225 $245 Legacy expense (15) (15) Adjusted EBITDA from Discontinued Operations (20) (20) Adjusted EBITDA $190 $210

(2) (75) (80) Adjusted EBITDA attributable to noncontrolling interests Adjusted EBITDA attributable to SXC $115 $130

(1) Represents SunCoke’s share of India JV interest, taxes and depreciation expense.

(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy’s interest in Indiana Harbor.

Investor Meetings – March 2015

Capital Expenditures

2014 Capex

($ in millions) SXC SXCP(1) Consolidated

Ongoing (2) $27 $17 $44

Expansion 4 0 4

Environmental Project 1 45 46

Indiana Harbor Refurbishment 24 0 24

Total CapEx from Continued Operations $56 $62 $118

Ongoing: Discontinued Operations (3) 7 0 7

Total CapEx (Consolidated) $63 $62 $125

2015 Expected Capex

($ in millions) SXC SXCP(1) Consolidated

Ongoing (4) $28 $17 $45

Expansion 10 6 16

Environmental Project 0 29 29

Total CapEx from Continued Operations $38 $52 $90

(1) Represents SXCP capex on 100% basis. Includes Granite City in 2015.

(2) Includes $3M ongoing Coal Logistics, $1M ongoing Prep. Plant and $40M in ongoing Coke CapEx, including $13M related to Indiana Harbor oven floor and sole flue replacement work.

(3) Includes ongoing CapEx related to Coal business excluding $1M related to Prep. Plant.

(4) Consolidated includes approximately $42M in ongoing Coke Capex and $3M ongoing Coal Logistics.

Investor Meetings – March 2015

Balance Sheet & Debt Metrics

(1)

As of 12/31/2014 Proforma Post-Granite City Transaction

Balance Balance SXC Attributable SXC Attributable Attributable Attributable Consolidated to SXCP Consolidated to SXCP to SXC to SXC

($ in millions)

Cash $139 $33 $106 $188 $82 $106 Revolver Capacity 398 250 148 398 250 148 Total Liquidity $537 $283 $254 $586 $332 $254

Total Debt (Long and Short-term) $652 $412 $240 $721 $616 $105 Net Debt (Total Debt less Cash) 513 378 134 533 533 (1)

(2)

Full Year Adj. EBITDA from Cont. Ops. $238 $151 $150 $235 $174 $123 Total Debt/2014 Adj. EBITDA from Cont. Ops. 2.7x 2.7x 1.6x 3.1x 3.5x 0.9x Net Debt/2014 Adj. EBITDA from Cont. Ops. 2.2x 2.5x 0.9x 2.3x 3.1x 0.0x

(1) Assumes full effect of Granite City dropdown, inclusive of SXC bond repayment following completion of call period. Incremental cash to SXCP includes $45M retained to pre-fund environmental liabilities.

(2) Represents FY 2014 Adjusted EBITDA from Continuing Operations for the period ended 12/31/2014 and mid-point of FY 2015 Adjusted EBITDA from Continuing Operations guidance for proforma presentation.

Investor Meetings – March 2015

SXCP GUIDANCE AND RECONCILIATIONS

Investor Meetings – March 2015

2015 Outlook

Distributable cash flow outlook reflects Granite City dropdown benefit; potential upside should we tighten our cash coverage ratio over time

2015 Outlook

($ in millions, except per unit data) Low High

Adjusted EBITDA attributable to SXCP $169 $179 Less:

Ongoing capital expenditures (SXCP share) $17 $16 Accrual for replacement capital expenditures 7 7 Tax leakage(1) 1 1 Cash interest 42 42

Estimated Distributable Cash Flow $102 $113

Estimated Distributions(2) $95 $95

Total distribution cash coverage ratio(3)

1.08x 1.19x

Coke Operating Performance (100% basis)

Coke Sales Tons (thousands) 2,410 2,460

Coal Logistics Operating Performance

Coal Tons Handled (thousands) 17,600 20,600

(1) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

(2) 2015 guidance includes assumed distribution increases of 2% per quarter.

(3) Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

Investor Meetings – March 2015

Expected 2015E EBITDA Reconciliation

2015E 2015E

($ in millions) Low High

Net Income $ 69 $ 79

Depreciation and amortization 57 57

Interest expense, net 56 56

Income tax expense 1 1

Adjusted EBITDA $ 183 $ 193

EBITDA attributable to noncontrolling interest(1)(14)(14)

Adjusted EBITDA attributable to SXCP $ 169 $ 179

Less:

Ongoing capex (SXCP share)(17)(16)

Replacement capex accrual(7)(7)

Cash interest accrual(42)(42)

Cash Taxes(2)(1)(1)

Distributable cash flow $ 102 $ 113

(1) Adjusted EBITDA attributable to non-controlling interest represents SXC’s 2% interest in Haverhill and Middletown’s projected Adjusted EBITDA and 25% interest in Granite City ‘s projected Adjusted EBITDA for 2015E post dropdown date of January 13, 2015.

(2) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.

Investor Meetings – March 2015

ADDITIONAL INFORMATION ABOUT SUNCOKE, OUR TECHNOLOGY

AND COKE DEMAND

Investor Meetings – March 2015

SXC/SXCP Organizational Structure


SXC owns:
2% GP interest
56% LP interest
100% IDRs
SunCoke Energy™
SXCP
SXCPartners
SXC provides via Omnibus Agreement:
• Commercial contract support; 5 yrs from IPO
• Environmental indemnification for coke assets; 5 yrs from IPO
• Preferential rights to coke growth in U.S. & Canada
• First rights to SXC coke assets, if divested
Coal Logistics
KRT
Lake Terminal
Cokemaking
Middletown (98% interest)
Haverhill (98% interest)
Granite City (75% interest)
Domestic Coke
Middletown (2% interest)
Haverhill (2% interest)
Granite City (25% interest)
Indiana Harbor
Jewell Coke
Coal Mining* (~110M tons reserves)
International Coke

Investor Meetings – March 2015

* Segment classified as discontinued operations in Q3 2014

34

SunCoke’s Cokemaking Technology

Our industry-leading cokemaking technology meets U.S. EPA MACT standards and makes larger, stronger coke

Industry-leading environmental signature

Leverage negative pressure to substantially reduce emissions

Convert waste heat into steam and electrical power

Generate about 9 MW of electric power per 110,000 tons of annual coke production

Investor Meetings – March 2015

Coke Market Dynamics

Expect stable coke demand on rebounding steel production

Domestic Steel Production & Capacity Utilization

Industry Outlook

Stable BF/BOF production outlook driven by automotive & construction

Forecast stable coke demand

62

Expected stable coke utilization rates implies U.S. coke demand of 14M-17M tons/year

EAF market share anticipated to increase with overall demand growth

(Mt Production)

100

80

60

20

0

51

[Graphic Appears Here]

100%

80%

60%

40%

20%

0%

37

36

35

33

34

36

34

31

22

2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E

BF/BOF

EAF

Capacity Utilization (%)

Source: AISI, CRU, Internal Company Analysis

Investor Meetings – March 2015

Coke Market Dynamics

Macro thesis playing out with recent coke battery retirements

U.S. & Canada Coke Battery Age Distribution

Industry Outlook

By-product coke battery productivity falling as fleet ages

Early 6-meter battery retirements increasingly possible

Alternative coke projects do not appear to be yielding reliable coke

Recent coke battery closures include AM Dofasco, US Steel Gary Works and US Steel Granite City

– Represents ~1.3 million tons of coke production

(Mtpa capacity)

5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0

4 Meter By-product

6 Meter By-product SunCoke Heat Recovery

-40 -95 -1410 -1915 -2420 -2925 -3430 -3935 -4440 -4945 -5450 -5955 -6460 -6965 -7470

Battery Age

Source: CRU Met. Coke Market Outlook, Internal Company Analysis

Investor Meetings – March 2015

Blast Furnaces and Coke

Best in Class (lbs/st)

Iron Iron Ore/Pellets 3,100 Burden Scrap 198

Flux Limestone 30

Fuel Coke 600

Best in Class(lbs/st)

Natural Gas Up to 80-120

Fuel

Coal Up to 80-120

Most efficient BFs require 800-900 lbs/NTHM of fuel to produce a ton of hot metal

Top Gas

Blast Furnace Steelmaking

BFs are most efficient and proven method of reducing iron oxides into liquid iron

Coke is a vital material to blast furnace steel making

We believe stronger, larger coke is important to blast furnaces seeking to optimize fuel needs

1 short ton of hot metal (NTHM)

Investor Meetings – March 2015

38